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
                                CASH TRANSACTIONS

10-874150            CABCO TR FOR TEXACO
                     CAP 94-1

10/01/01             Receipt of Interest on
                     Texaco Debs 8.625% 4/1/32                      $2,277,000

10/01/01             Funds Disbursed to
                     Holders of CABCO
                     Trust Certificates                             $2,277,000
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